UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

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INTELGENX TECHNOLOGIES CORP.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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INTELGENX TECHNOLOGIES CORP.

6420 Abrams

Ville St-Laurent, Quebec H4S 1Y2

April 23, 2020

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON WEDNESDAY, May 12, 2020

The following Notice of Change of Location of Annual Meeting of Stockholders relates to and supplements the 2020 Notice of Annual Meeting of Shareholders and Proxy Statement (the "Proxy Statement") of IntelGenx Technologies Corp. (the "Company"), filed with the Securities and Exchange Commission (the "SEC") on March 26, 2020 and subsequently mailed or made available to the Company's stockholders in connection with the solicitation of proxies by the Board for use at the 2020 annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 12, 2020 at 11:00 a.m., Eastern Time.

On April 23, 2020, the Company issued the following press release related to the change to the location of the Annual Meeting. As described below, the Annual Meeting will now be held in a virtual-only meeting format.

Except as specifically stated in this supplement, the information set forth in the Proxy Statement remains unchanged. We urge you to read this supplement carefully in its entirety together with the Proxy Statement. From and after the date of this supplement, all references to the "Proxy Statement" are to the Proxy Statement as supplemented by this supplement. This supplement is being filed with the United States Securities and Exchange Commission and is being made available to stockholders on or about April 23, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

IntelGenx Changes 2020 Annual Meeting of Stockholders to a Virtual-Only Format

Saint Laurent, Quebec, April 23, 2020 - IntelGenx Technologies Corp. (TSX V:IGX)(OTCQX:IGXT) (the "Company" or "IntelGenx"), a leader in pharmaceutical films, today announced that, due to the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic, and to support the health and well-being of the Company's directors, employees and stockholders, the location of the Company's 2020 Annual Meeting of Stockholders (including any adjournments or postponements, the "Annual Meeting") has been changed to a virtual-only meeting format.

The Annual Meeting will be held at 11:00 a.m. Eastern Time, on Tuesday, May 12, 2020. Stockholders will not be able to attend the Annual Meeting in person, but instead will be able to attend virtually as noted below.

As described in the proxy materials for the Annual Meeting that were previously distributed, stockholders are entitled to participate in the Annual Meeting if they were a stockholder of the Company as of the close of business on March 16, 2020, the record date, or hold a legal proxy for the Annual Meeting provided by the stockholder's bank, broker, or nominee.

In order to attend the virtual Annual Meeting via the internet, stockholders must register in advance at Register.proxypush.com/IGXT prior to the deadline of 5.00 p.m. Eastern Time on May 8, 2020. Stockholders will be required to enter the control number found on their proxy card, voting instruction form or notice of annual meeting, all of which have been previously provided.  Upon completing the stockholder registration, stockholders will receive further instructions via email, including unique links that will allow stockholders to access the meeting and vote online. Shareholder will be able to submit questions for the Annual Meeting by using the box provided during the registration process only.

Whether or not a stockholder plans to attend the Annual Meeting, we urge all stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials previously provided to stockholders for the Annual Meeting. The proxy card included with the proxy materials previously provided will not be updated to reflect the change in location and may continue to be used to vote stockholder shares in connection with the Annual Meeting.

A notice regarding this change to a virtual meeting format is being filed as additional proxy materials with the United States Securities and Exchange Commission and the Canadian securities regulatory authorities.

About IntelGenx

IntelGenx is a leading drug delivery company focused on the development and manufacturing of pharmaceutical films.

IntelGenx's superior film technologies, including VersaFilm®, VetaFilm™ and transdermal, allow for next generation pharmaceutical products that address unmet medical needs. IntelGenx's innovative product pipeline offer significant benefits to patients and physicians for many therapeutic conditions.

IntelGenx's highly skilled team provides comprehensive pharmaceuticals services to pharmaceutical partners, including R&D, analytical method development, clinical monitoring, IP and regulatory services. IntelGenx's state-of-the-art manufacturing facility offers full service by providing lab-scale to pilot- and commercial-scale production. For more information, visit www.intelgenx.com.

Source:  IntelGenx Technologies Corp.

Contact:

Stephen Kilmer

Investor Relations

(514) 331-7440 ext 232

stephen@intelgenx.com

Or

Ingrid Zerbe

Corporate Secretary

IntelGenx Corp.

(514) 331-7440 ext. 202

ingrid@intelgenx.com

INTELGENX TECHNOLOGIES CORP.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 12, 2020

To Our Stockholders:

Due to the emerging public health impact of the novel coronavirus ("COVID-19") outbreak and to support the health and well-being of our partners and stockholders, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of IntelGenx Technologies Corp.  (the "Company") has been changed.  The Annual Meeting will be held on May 12, 2020 at 11:00 a.m. Eastern Time. In light of public health concerns regarding the COVID-19 outbreak, the Annual Meeting has been changed to a virtual-only meeting format.  You will not be able to attend the Annual Meeting physically.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder of record as of the close of business on March 16, 2020, the record date, or hold a legal proxy for the meeting provided by your bank, broker, or nominee.  We have adopted a virtual-only format for the Annual Meeting to provide a consistent and convenient experience to all stockholders regardless of location.  In order to attend the Annual Meeting, you must register in advance, using your control number and other information, at Register.proxypush.com/IGXT prior to the deadline of 5.00 p.m. Eastern Time on May 8, 2020.  Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting, vote online, and will also permit you to submit questions for the Annual Meeting by using the box provided during the registration process only.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting.  The proxy card included in the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Dated: April 23, 2020	By Order of the Board of Directors,
/s/ Horst G. Zerbe

Dr. Horst G. Zerbe
Chairman, Chief Executive Officer

The Annual Meeting will be held on May 12, 2020 at 11:00 a.m. Eastern Time. Details are available at Register.proxypush.com/IGXT. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019 can be accessed at the following website: www.pstvote.com/intelgenx2020

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